CMO GS 5256F3 525B									Goldman Sachs
Scenario Report (Intex)
Generated: 06/13/2005 13:42:51									Page 1 of 3
CUSIP	Monthly			As Of	6/05	Pricing	6/10/05	Original	47,071,000.00
Description:	Senior					Settle	6/30/05	Balance	47,071,000.00
Coupon:	5.250%					Next Proj	7/25/05	Factor	1.00000000
Collateral:	Cpn 5.25	WAC 5.77	WAM 355	WALA 4		Stated Final	0/0/00	Delay	24
Historical CPR’s:	6/05=	5/05=	4/05=	3mo=	6mo=	12mo=	SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		300	100	200	400	500	600	700	800
	Av Life	11.750	24.078	17.191	8.013	5.612	4.576	3.952	3.497
Price	Window	2/13-1/35	2/25-1/35	6/17-1/35	2/11-1/35	1/10-4/13	5/09-2/11	11/08-2/10	6/08-7/09
97-10	Yield	5.591	5.487	5.526	5.686	5.809	5.905	5.989	6.068
97-10+	Yield	5.589	5.485	5.525	5.684	5.805	5.901	5.984	6.063
97-11	Yield	5.588	5.484	5.523	5.681	5.802	5.897	5.979	6.058
97-11+	Yield	5.586	5.483	5.522	5.678	5.798	5.893	5.975	6.053
97-12	Yield	5.584	5.482	5.520	5.676	5.795	5.889	5.970	6.048
97-12+	Yield	5.582	5.480	5.519	5.673	5.792	5.885	5.966	6.043
97-13	Yield	5.580	5.479	5.517	5.671	5.788	5.881	5.961	6.037
97-13+	Yield	5.578	5.478	5.516	5.668	5.785	5.877	5.956	6.032
97-14	Yield	5.576	5.477	5.514	5.666	5.782	5.873	5.952	6.027
97-14+	Yield	5.574	5.476	5.513	5.663	5.778	5.869	5.947	6.022
97-15	Yield	5.572	5.474	5.511	5.660	5.775	5.865	5.942	6.017
97-15+	Yield	5.570	5.473	5.510	5.658	5.771	5.861	5.938	6.012
97-16	Yield	5.568	5.472	5.508	5.655	5.768	5.857	5.933	6.006
97-16+	Yield	5.566	5.471	5.507	5.653	5.765	5.853	5.929	6.001
97-17	Yield	5.564	5.470	5.505	5.650	5.761	5.849	5.924	5.996
97-17+	Yield	5.563	5.468	5.504	5.648	5.758	5.845	5.919	5.991
97-18	Yield	5.561	5.467	5.502	5.645	5.754	5.841	5.915	5.986
97-18+	Yield	5.559	5.466	5.501	5.643	5.751	5.837	5.910	5.981
97-19	Yield	5.557	5.465	5.499	5.640	5.748	5.833	5.906	5.976
97-19+	Yield	5.555	5.463	5.498	5.637	5.744	5.828	5.901	5.970
97-20	Yield	5.553	5.462	5.496	5.635	5.741	5.824	5.896	5.965
97-20+	Yield	5.551	5.461	5.495	5.632	5.737	5.820	5.892	5.960
97-21	Yield	5.549	5.460	5.493	5.630	5.734	5.816	5.887	5.955
97-21+	Yield	5.547	5.459	5.492	5.627	5.731	5.812	5.883	5.950
97-22	Yield	5.545	5.457	5.491	5.625	5.727	5.808	5.878	5.945
97-22+	Yield	5.543	5.456	5.489	5.622	5.724	5.804	5.873	5.940
97-23	Yield	5.541	5.455	5.488	5.619	5.721	5.800	5.869	5.935
97-23+	Yield	5.540	5.454	5.486	5.617	5.717	5.796	5.864	5.929
97-24	Yield	5.538	5.453	5.485	5.614	5.714	5.792	5.860	5.924
97-24+	Yield	5.536	5.451	5.483	5.612	5.710	5.788	5.855	5.919
97-25	Yield	5.534	5.450	5.482	5.609	5.707	5.784	5.850	5.914
97-25+	Yield	5.532	5.449	5.480	5.607	5.704	5.780	5.846	5.909

All information contained herein, whether regarding assets backing any sec urities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC").  This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors.  We, or perso ns involved in the preparation or issuance of this material, may from time to time, ha ve long or short positions in, and buy or sell, securities, futures or options iden tical with or related to those mentioned herein. We make no representation that any tra nsaction can or could be effected at the indicated prices.  This material may be fi led with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC.  Information contained in this material is current as of the date appearing on this material only. The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer’s affiliates, in reliance on information regarding the c ollateral furnished by the issuer.  Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accur acy or completeness of the information herein.  The information contained in this m aterial may be based on assumptions regarding market conditions and other matters as r eflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual m arket conditions or events, and this material should not be relied upon for such pu rposes.  In addition, we mutually agree that, subject to applicable law, you may discl ose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this mate rial may   be obtained upon request.

CMO GS 5256F3 525B									Goldman Sachs
Scenario Report (Intex)
Generated: 06/13/2005 13:42:51									Page 2 of 3
CUSIP	Monthly			As Of	6/05	Pricing	6/10/05	Original	47,071,000.00
Description:	Senior					Settle	6/30/05	Balance	47,071,000.00
Coupon:	5.250%					Next Proj	7/25/05	Factor	1.00000000
Collateral:	Cpn 5.25	WAC 5.77	WAM 355	WALA 4		Stated Final	0/0/00	Delay	24
Historical CPR’s:	6/05=	5/05=	4/05=	3mo=	6mo=	12mo=	SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
97-26	Yield	5.530	5.448	5.479	5.604	5.700	5.776	5.841	5.904
97-26+	Yield	5.528	5.447	5.477	5.602	5.697	5.772	5.837	5.899
97-27	Yield	5.526	5.445	5.476	5.599	5.694	5.768	5.832	5.893
97-27+	Yield	5.524	5.444	5.474	5.597	5.690	5.764	5.828	5.888
97-28	Yield	5.522	5.443	5.473	5.594	5.687	5.760	5.823	5.883
97-28+	Yield	5.520	5.442	5.471	5.591	5.683	5.756	5.818	5.878
97-29	Yield	5.518	5.441	5.470	5.589	5.680	5.752	5.814	5.873
97-29+	Yield	5.517	5.439	5.468	5.586	5.677	5.748	5.809	5.868
97-30	Yield	5.515	5.438	5.467	5.584	5.673	5.744	5.805	5.863
97-30+	Yield	5.513	5.437	5.465	5.581	5.670	5.740	5.800	5.858
97-31	Yield	5.511	5.436	5.464	5.579	5.667	5.736	5.795	5.853
97-31+	Yield	5.509	5.435	5.463	5.576	5.663	5.732	5.791	5.847
98-00	Yield	5.507	5.433	5.461	5.574	5.660	5.728	5.786	5.842
98-00+	Yield	5.505	5.432	5.460	5.571	5.656	5.724	5.782	5.837
98-01	Yield	5.503	5.431	5.458	5.569	5.653	5.720	5.777	5.832
98-01+	Yield	5.501	5.430	5.457	5.566	5.650	5.716	5.773	5.827
98-02	Yield	5.499	5.429	5.455	5.563	5.646	5.712	5.768	5.822
98-02+	Yield	5.497	5.427	5.454	5.561	5.643	5.708	5.763	5.817
98-03	Yield	5.496	5.426	5.452	5.558	5.640	5.704	5.759	5.812
98-03+	Yield	5.494	5.425	5.451	5.556	5.636	5.700	5.754	5.807
98-04	Yield	5.492	5.424	5.449	5.553	5.633	5.696	5.750	5.801
98-04+	Yield	5.490	5.422	5.448	5.551	5.630	5.692	5.745	5.796
98-05	Yield	5.488	5.421	5.446	5.548	5.626	5.688	5.741	5.791
98-05+	Yield	5.486	5.420	5.445	5.546	5.623	5.684	5.736	5.786
98-06	Yield	5.484	5.419	5.443	5.543	5.619	5.680	5.731	5.781
98-06+	Yield	5.482	5.418	5.442	5.541	5.616	5.676	5.727	5.776
98-07	Yield	5.480	5.416	5.441	5.538	5.613	5.672	5.722	5.771
98-07+	Yield	5.478	5.415	5.439	5.535	5.609	5.668	5.718	5.766
98-08	Yield	5.477	5.414	5.438	5.533	5.606	5.664	5.713	5.761
98-08+	Yield	5.475	5.413	5.436	5.530	5.603	5.660	5.709	5.756
98-09	Yield	5.473	5.412	5.435	5.528	5.599	5.656	5.704	5.750
98-09+	Yield	5.471	5.411	5.433	5.525	5.596	5.652	5.699	5.745
98-10	Yield	5.469	5.409	5.432	5.523	5.593	5.648	5.695	5.740
98-10+	Yield	5.467	5.408	5.430	5.520	5.589	5.644	5.690	5.735
98-11	Yield	5.465	5.407	5.429	5.518	5.586	5.640	5.686	5.730

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only.  This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

CMO GS 5256F3 525B				Goldman Sachs
Scenario Report (Intex)
Generated: 06/13/2005 13:42:51				Page 3 of 3
CUSIP MonthlyAs Of 6/05	Pricing	6/10/05	Original	47,071,000.00
Description: Senior	Settle	6/30/05	Balance	47,071,000.00
Coupon: 5.250%	Next Proj	7/25/05	Factor	1.00000000
Collateral: Cpn 5.25 WAC 5.77 WAM 355 WALA 4	Stated Final	0/0/00	Delay	24
Historical CPR’s: 6/05= 5/05= 4/05= 3mo= 6mo= 12mo=	SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
98-11+	Yield	5.463	5.406	5.427	5.515	5.583	5.636	5.681	5.725
98-12	Yield	5.461	5.405	5.426	5.513	5.579	5.632	5.677	5.720
98-12+	Yield	5.459	5.403	5.424	5.510	5.576	5.628	5.672	5.715
98-13	Yield	5.458	5.402	5.423	5.508	5.572	5.624	5.668	5.710
98-13+	Yield	5.456	5.401	5.422	5.505	5.569	5.620	5.663	5.705
98-14	Yield	5.454	5.400	5.420	5.503	5.566	5.616	5.658	5.699
98-14+	Yield	5.452	5.399	5.419	5.500	5.562	5.612	5.654	5.694
98-15	Yield	5.450	5.397	5.417	5.497	5.559	5.608	5.649	5.689
98-15+	Yield	5.448	5.396	5.416	5.495	5.556	5.604	5.645	5.684
98-16	Yield	5.446	5.395	5.414	5.492	5.552	5.600	5.640	5.679

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only.  This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

CMO GS 5256F3 525F									Goldman Sachs
Scenario Report (Intex)
Generated: 06/13/2005 15:39:01									Page 1 of 2
CUSIP	Monthly			As Of	6/05	Pricing	6/10/05	Original	256,904,000.00
Description:	Senior					Settle	6/30/05	Balance	256,904,000.00
Coupon:	5.250%					Next Proj	7/25/05	Factor	1.00000000
Collateral:	Cpn 5.25	WAC 5.77	WAM 355	WALA 4		Stated Final	0/0/00	Delay	24
Historical CPR’s:	6/05=	5/05=	4/05=	3mo=	6mo=	12mo=	SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		300	100	200	400	500	600	700	800
	Av Life	3.328	7.900	4.662	2.661	2.261	1.988	1.786	1.631
Price	Window	7/05-2/13	7/05-2/25	7/05-6/17	7/05-2/11	7/05-1/10	7/05-5/09	7/05-11/08	7/05-6/08
100-06	Yield	5.124	5.217	5.169	5.083	5.047	5.014	4.983	4.954
100-06+	Yield	5.118	5.214	5.165	5.076	5.039	5.005	4.974	4.944
100-07	Yield	5.113	5.211	5.161	5.070	5.032	4.997	4.964	4.933
100-07+	Yield	5.108	5.209	5.157	5.063	5.024	4.988	4.955	4.923
100-08	Yield	5.102	5.206	5.153	5.057	5.017	4.980	4.945	4.913
100-08+	Yield	5.097	5.203	5.149	5.050	5.009	4.971	4.936	4.903
100-09	Yield	5.092	5.201	5.145	5.044	5.002	4.963	4.927	4.892
100-09+	Yield	5.086	5.198	5.141	5.037	4.994	4.954	4.917	4.882
100-10	Yield	5.081	5.195	5.137	5.031	4.987	4.946	4.908	4.872
100-10+	Yield	5.076	5.193	5.133	5.024	4.979	4.937	4.898	4.862
100-11	Yield	5.070	5.190	5.129	5.018	4.972	4.929	4.889	4.851
100-11+	Yield	5.065	5.188	5.125	5.012	4.964	4.920	4.880	4.841
100-12	Yield	5.060	5.185	5.121	5.005	4.956	4.912	4.870	4.831
100-12+	Yield	5.054	5.182	5.118	4.999	4.949	4.903	4.861	4.821
100-13	Yield	5.049	5.180	5.114	4.992	4.941	4.895	4.851	4.811
100-13+	Yield	5.044	5.177	5.110	4.986	4.934	4.886	4.842	4.800
100-14	Yield	5.038	5.174	5.106	4.979	4.926	4.878	4.833	4.790
100-14+	Yield	5.033	5.172	5.102	4.973	4.919	4.869	4.823	4.780
100-15	Yield	5.028	5.169	5.098	4.966	4.911	4.861	4.814	4.770
100-15+	Yield	5.023	5.166	5.094	4.960	4.904	4.853	4.805	4.760
100-16	Yield	5.017	5.164	5.090	4.953	4.896	4.844	4.795	4.749
100-16+	Yield	5.012	5.161	5.086	4.947	4.889	4.836	4.786	4.739
100-17	Yield	5.007	5.159	5.082	4.940	4.881	4.827	4.777	4.729
100-17+	Yield	5.001	5.156	5.078	4.934	4.874	4.819	4.767	4.719
100-18	Yield	4.996	5.153	5.074	4.927	4.866	4.810	4.758	4.709
100-18+	Yield	4.991	5.151	5.070	4.921	4.859	4.802	4.749	4.698
100-19	Yield	4.985	5.148	5.066	4.914	4.851	4.793	4.739	4.688
100-19+	Yield	4.980	5.145	5.062	4.908	4.844	4.785	4.730	4.678
100-20	Yield	4.975	5.143	5.058	4.901	4.836	4.776	4.721	4.668
100-20+	Yield	4.970	5.140	5.054	4.895	4.829	4.768	4.711	4.658
100-21	Yield	4.964	5.138	5.050	4.889	4.821	4.759	4.702	4.648
100-21+	Yield	4.959	5.135	5.046	4.882	4.814	4.751	4.693	4.637

All information contained herein, whether regarding assets backing any sec urities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC").  This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors.  We, or perso ns involved in the preparation or issuance of this material, may from time to time, ha ve long or short positions in, and buy or sell, securities, futures or options iden tical with or related to those mentioned herein. We make no representation that any tra nsaction can or could be effected at the indicated prices.  This material may be fi led with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC.  Information contained in this material is current as of the date appearing on this material only. The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer’s affiliates, in reliance on information regarding the c ollateral furnished by the issuer.  Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accur acy or completeness of the information herein.  The information contained in this m aterial may be based on assumptions regarding market conditions and other matters as r eflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual m arket conditions or events, and this material should not be relied upon for such pu rposes.  In addition, we mutually agree that, subject to applicable law, you may discl ose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this mate rial may   be obtained upon request.

CMO GS 5256F3 525F									Goldman Sachs
Scenario Report (Intex)
Generated: 06/13/2005 15:39:01									Page 1 of 2
CUSIP	Monthly			As Of	6/05	Pricing	6/10/05	Original	256,904,000.00
Description:	Senior					Settle	6/30/05	Balance	256,904,000.00
Coupon:	5.250%					Next Proj	7/25/05	Factor	1.00000000
Collateral:	Cpn 5.25	WAC 5.77	WAM 355	WALA 4		Stated Final	0/0/00	Delay	24
Historical CPR’s:	6/05=	5/05=	4/05=	3mo=	6mo=	12mo=	SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
100-22	Yield	4.954	5.132	5.042	4.876	4.806	4.743	4.683	4.627
100-22+	Yield	4.948	5.130	5.038	4.869	4.799	4.734	4.674	4.617
100-23	Yield	4.943	5.127	5.034	4.863	4.791	4.726	4.665	4.607
100-23+	Yield	4.938	5.125	5.030	4.856	4.784	4.717	4.655	4.597
100-24	Yield	4.933	5.122	5.026	4.850	4.776	4.709	4.646	4.587
100-24+	Yield	4.927	5.119	5.022	4.843	4.769	4.700	4.637	4.576
100-25	Yield	4.922	5.117	5.018	4.837	4.761	4.692	4.627	4.566
100-25+	Yield	4.917	5.114	5.014	4.830	4.754	4.684	4.618	4.556
100-26	Yield	4.911	5.111	5.010	4.824	4.746	4.675	4.609	4.546
100-26+	Yield	4.906	5.109	5.006	4.818	4.739	4.667	4.599	4.536
100-27	Yield	4.901	5.106	5.002	4.811	4.731	4.658	4.590	4.526
100-27+	Yield	4.896	5.104	4.998	4.805	4.724	4.650	4.581	4.516
100-28	Yield	4.890	5.101	4.994	4.798	4.717	4.641	4.571	4.505
100-28+	Yield	4.885	5.098	4.990	4.792	4.709	4.633	4.562	4.495
100-29	Yield	4.880	5.096	4.986	4.785	4.702	4.625	4.553	4.485
100-29+	Yield	4.874	5.093	4.982	4.779	4.694	4.616	4.544	4.475
100-30	Yield	4.869	5.091	4.978	4.772	4.687	4.608	4.534	4.465

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